Exhibit 99.2

Ameris Bancorp 2 nd Quarter 2017 Results Investor Presentation

This presentation contains certain performance measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”) . Management of Ameris Bancorp (the “Company”) uses these non - GAAP measures in its analysis of the Company’s performance . These measures are useful when evaluating the underlying performance and efficiency of the Company’s operations and balance sheet . The Company’s management believes that these non - GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results with prior periods and demonstrate the effects of significant gains and charges in the current period . The Company’s management believes that investors may use these non - GAAP financial measures to evaluate the Company’s financial performance without the impact of unusual items that may obscure trends in the Company’s underlying performance . These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non - GAAP performance measures that may be presented by other companies . Tangible common equity and Tier 1 capital ratios are non - GAAP measures . The Company calculates the Tier 1 capital ratio using current call report instructions . The Company’s management uses these measures to assess the quality of capital and believes that investors may find them useful in their evaluation of the Company . These capital measures may, or may not be necessarily comparable to similar capital measures that may be presented by other companies . This presentation may contain statements that constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward - looking statements, which speak only as of the dates which they were made . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise . Readers are cautioned that any such forward - looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward - looking statements as a result of various factors . Readers are cautioned not to place undue reliance on these forward - looking statements and are referred to the Company’s periodic filings with the Securities and Exchange Commission for a summary of certain factors that may impact the Company’s results of operations and financial condition . Cautionary Statements 2

Almost singular focus of our team right now is “to produce top quartile operating results, consistently” • Six consecutive quarter of top quartile operating ROA, greater than 1 . 25% . • Manage the momentum we have to produce 20% + growth in loans and deposits in 2017 • Continue efforts to leverage existing staff and infrastructure to hold efficiency ratio below 60 % Current Focus Consistent Operating Performance Exit BSA order and resume M&A activities • Lookback should be completed in 30 - 45 days . • Full, regularly scheduled exam begins September 5 . • Re - engineered system in place for 6 months by start of exam, staffed and designed for $ 15 + billion of total assets . Drive Earnings Per Share from Organic Sources • Organic sources of loans from existing set of producers . More resources supporting our relationship managers to support much larger portfolios • Accelerate the pace of deposit growth with increased focus and success on lower cost classes of deposits • Grow capital levels and book value through higher than average ROAs and ROTCE • Avoid concentrations ; take the long view 3

Earnings Summary – Operating Basis Quarter to Date Results Year To Date Results 2Q 17 2Q 16 Change 2017 2016 Change Operating Earnings $ 23,458 $ 20,310 15% $ 45,064 $ 36,710 23% Earnings Per Share $ 0.63 $ 0.58 8% $ 1.20 $ 0.95 27% Return on Assets 1.32% 1.33% - 1% 1.29% 1.26% 3% Return on TCE 14.86% 17.25% - 14% 15.31% 16.36% - 6% NIM (net of accretion) 3.77% 3.70% 2% 3.78% 3.75% 1% Efficiency Ratio 59.37% 61.93% - 4% 59.51% 63.59% - 6% Net Overhead Ratio 1.51% 1.54% - 2% 1.56% 1.67% - 7% 4

2Q 2017 Operating Highlights • Organic Loan Growth of $391 million, or 33% annualized during 2Q 2016 (21% annualized for the YTD period). • Operating efficiency ratio of 59.4% compared to 61.9% in 2Q 2016 • Total Revenue of $91.3 million, growth of 10.10% compared to 2Q 2016 • Legacy non - accrual assets declined to 0.39% of total assets • Net income contribution from lines of business increased to $7.3 million or 31% of net income. Standalone efficiency ratio of 54% • TBV per share of $17.24, up 24% from 2Q 2016 5

Operating Highlights (1) Asset and revenue growth are materially impacted in 2016 QTD and YTD by the acquisition of JAXB. (2) Core Operating expenses exclude merger related charges and gain/loss on sale of premises (3) Operating efficiency ratio formula is Core Operating Expenses divided by Net Interest Income and Non - interest income For the quarter For the year to date period 2Q17 2Q16 2017 2016 Asset Growth (1) 505,827 632,354 505,827 1,015,560 Asset Growth Rate 14.68% 22.63% 14.68% 19.51% Organic Loan Growth 391,339 233,362 489,851 311,772 Organic Loan Growth Rate 32.92% 25.52% 21.12% 20.79% Total Revenue (1) 91,346 82,968 177,642 157,690 Total Revenue Growth 10.10% 35.32% 12.65% 33.95% Core Operating Expenses (2) 55,169 51,958 107,565 101,276 Core OPEX Growth 8.08% 17.68% 6.21% 19.20% Operating Efficiency (3) 59.67% 61.93% 59.51% 63.59% Legacy NPAs / Assets 0.39% 0.48% Credit Related Costs 2,804 2,653 5,573 5,133 6

Total Revenue Reliable increases in revenue • Up 13% over 2Q16 • Lines of business up 32% over 2Q16 Diversified between spread and non - interest income: • 69% of revenue is spread related • Accretion income down to 3.2% of revenue compared to 5.1% in 2Q 2016. Strong Non - Interest Income • Non - interest income higher by 10% compared to 1Q 2017 • Represents 1.58% of average assets $59.3 $69.7 $68.9 $72.5 $79.7 $83.3 $80.3 $85.0 $90.1 $25.0 $50.0 $75.0 $100.0 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 Total Quarterly Revenue (in millions) 7

Net Interest Margin Margin impacted in 2Q 2017 by the following items: • Yields on E/A increased by 7bps over 1q 2017 (excludes accretion) • Excluding the effect of the subordinated debt issuance, COF increased 7 bps • Including subordinated debt, total cost of funds increased 10bps over 1q 2017 Accretion income a decreasingly lower part of our revenues: • 3.1% of revenue in 2Q2017 • 4.3% of revenue in YTD 2016 • 4.5% of revenue in YTD 2015 Loan Production Details Period Fixed Rate (2) Variable Rate (2) Total 2Q17 332.7 4.52% 195.1 4.65% 527.8 4.57% 1Q17 309.1 4.33% 204.6 4.63% 513.9 4.44% 2Q16 384.7 4.33% 229.2 4.32% 613.9 4.33% $38.6 $45.1 $46.5 $48.2 $51.3 $54.4 $56.0 $59.3 $61.9 3.87% 3.70% 3.75% 3.73% 3.79% 3.77% 3.00% 3.50% 4.00% 4.50% $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 Net Interest Income before Accretion (in millions) 8

Expenses – 2Q17 • Core bank expenses operating in essentially the same range for 8 quarters while revenue has grown . • Line of business expenses have increased 27 % from 2 Q 16 to 2 Q 17 , while net income from these groups have increased 29 % in the same period . • Improved our Net Overhead Ratios materially : 1 – Recurring operating expenses exclude Problem loan and OREO costs, merger costs and special compliance charges in 4Q16. Stable levels of OPEX Steady, Recurring Operating Expenses YTD 2017 1.51% 2016 1.68% 2015 2.20% 2014 1.94% 9

LOB Approach to Overall Profitability Retail Mortgage US Premium Finance • Loan production increased 6 . 5 % to $ 400 . 2 million in the 2 Q 17 vs . 2 Q 16 . • Profitability increased to $ 4 . 1 million in the 2 Q 17 , compared to $ 3 . 6 million in 2 Q 16 . • Increased in our model given these results in a weaker mortgage quarter for the industry . • Gain on sale percentages are steady . 3 . 46 % in 2 Q 17 , vs . 3 . 45 % in 1 Q 16 and 3 . 90 % in 2 Q 16 . • Open pipeline of $ 174 . 3 million at end of 2 Q 17 , up from $ 146 . 3 million at end of 1 Q 17 and $ 111 . 6 million at end of 2016 . Ameris Equipment Finance • Launched in January, 2017 when we recruited 6 professionals formerly with Caterpillar’s captive finance division . • Ending 2 Q 2017 with $ 16 mm in loans outstanding, but approved credit is approximately $ 127 million . • Weighted average rate on approved credit is 4 . 18% . • Current activity centered in on - boarding new customers and recruiting lenders . Operating valuable, highly profitable LOBs allows Ameris Bank to be very competitive in its local markets for the best customers while still producing top quartile ROAs and ROTCEs. Mortgage Warehouse Lending Government Guaranteed Lending • Loan production increased $ 176 million or 22 % over same quarter in 2016 . • Net Income of $ 837 , 000 million, down from 2 Q 16 due to cost of funds allocation . • 20 % Growth in interest income • ROA of 2 . 8% , efficiency ratio of 12% . • Closed loan production of $ 25 . 0 million compared to $ 17 . 9 million in 2 Q 2016 . • Gain on sale percentage steady at 111 . 0% ,for both 2 Q 17 and 2 Q 16 . • Net income of $ 875 , 000 in 2 Q 17 , compared to $ 880 , 000 in 2 Q 16 . Slight decrease due to increased salary costs . • Net income increased to $ 1 . 5 million in 2 Q 17 , compared to $ 1 . 3 million in 1 Q 17 . • Efficiency ratio of 56 . 34 % in 2 Q 17 , compared to 62 . 55 % in 1 Q 17 as start - up costs are complete . 10

Diversified Loan Portfolio Lower levels of CRE to total Loans 2Q 2017 Loan Portfolio • Significantly better diversification with larger investments in Mortgage and Municipal credits. Only 23% of CRE is A&D oriented. • CRE assets concentrated in Atlanta, Jacksonville, Columbia, Savannah and Charleston. Construction assets are in high growth markets with large builders. • 62% of Mortgage assets are with secondary type assets (65%) with full doc underwriting. Approximately 50% of the assets are highly - marketable ARMs. • Approval authority rests with 5 Regional Credit Officers. Credit admin team includes 22 portfolio managers, as well as credit support teams specifically for construction, CRE, and municipal assets. 2Q 2017 Commercial Real Estate Portfolio • Only 9.7% of total loans are in Construction or A&D. • Construction portfolio is split 43% residential and 57% commercial. Average commercial construction commitment is $992,100. • Average CRE loan is $456,700 • 63.0% of our CRE portfolio is in Atlanta, Charleston, Jacksonville, Savannah or Columbia. • CRE and C&D concentrations are only 229% and 73%, respectively. Other , 4.2% Comm'l Real Estate , 32.0% Mortgage , 27.9% C&I , 24.5% Agriculture , 3.7% Owner Occupied , 29% Investor , 42% Construction , 17% A&D , 6% Multi - Family , 6% 11

Top 300 Relationships Relative Size of our Top 300 Relationships • Top Relationships are small relative to our capital levels and our legal lending limit . • Looking for larger deals, but not making big bets especially on CRE . • About 30 % of our top 50 relationship $ ’s have liquid collateral or are municipal credits backed by taxing authority . Relationship Groupings Total Principal (millions) Percent of Total Portfolio Top 25 relationships $685.3 10.4% Top 50 relationships $1,060.8 16.1% Top 100 relationships $1,482.6 22.5% Top 250 relationships $2,005.7 30.5% Top 300 relationships $2,345.6 35.6% Individual Groupings Principal (millions) Largest Relationship $44.6 10th Largest Relationship $27.7 100th Largest Relationship $6.8 200th Largest Relationship $4.2 300th Largest Relationship $2.7 $44.6 $12.1 $6.5 $5.2 $4.2 $3.4 $2.7 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 Relationship Size Number of Relationships 12

Retail Concentrations in Loan Portfolio Locally Oriented Retail Outstanding Balance (000’s) Average Loan $’s (000’s) DSC LTV Casual Restaurant $ 45,852 $ 716 2.12 56.7% C - Store 8,856 422 1.67 66.3% Day Care 10,246 1,025 2.09 55.4% Fast Food Restaurant 4,830 690 1.69 67.6% Fitness 11,981 1,498 1.97 63.7% Hotel 34,937 970 1.51 51.8% Medical 5,795 966 1.80 67.1% Retailer 135,316 535 2.00 62.3% Total Local $ 257,813 $ 637 1.95 60.1% Nationally Oriented Retail Casual Restaurant $ 20,081 $ 1,339 2.46 54.3% C - Store 11,738 1,304 2.16 56.0% Fast Food Restaurant 24,678 914 1.41 57.3% Hotel 135,500 2,151 1.65 64.0% Retailer 164,818 1,682 1.51 56.2% Total National $ 356,815 $ 1,683 1.64 58.3% All Retail oriented exposure $ 614,628 $ 996 1.79 59.3% • Past dues - $1.35 million including NPAs or 0.22% of portfolio. • NPAs - $1.1 million or 0.17% of portfolio • No participations purchased • Virtually all of the projects are in our markets with local borrowers. Locally oriented retail – loans where the majority of tenant revenues are not nationally known or credit rated tenants. Nationally oriented retail – loans where the majority of tenant revenues consist of credit tenants or tenants with a large regional or national operation. 13

Capital and TBV – 2Q17 • 8 quarters of growth in TBV despite M&A. • TBV impacted in 1Q by $1.67 per share associated with the capital raise. Consistent Growth in TBV • TCE / TA at year end of 8.85%, up from 7.46% at the end of 2016. • 1Q 2017 Operating ROTCE of 15.8%. • Normalized ROTCE in the range of 14% - 15% for 2017. Steady Capital Levels Support Growth Rate $12.31 $12.65 $13.13 $13.89 $14.38 $14.42 $16.57 $17.24 $6.0 $8.5 $11.0 $13.5 $16.0 $18.5 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 2Q 17 Tangible Book Value 14

Investment Rationale Attractive Multiples • Building consistency with our operating results • Top Quartile ROA & Top Quartile Growth Rate • ROTCE’s approaching 15 % with normalized capital levels and a modest dividend ensure growth in TBV . Operating Performance M&A Opportunities • Disciplined Acquirer that announces deals with reliable metrics . • Making accelerated progress on BSA – on track with all deadlines . • Current capital position gives us significantly more flexibility in driving consideration mix and metrics . • Premium multiples (PE and TBV) give us an advantage in driving M&A with little to no TBV dilution . • Trading at a discount multiple to 2018 consensus estimates vs . peer group . • TBV overhang eliminated with additional capital . Current TBV multiple reduced from 335 % in 4 Q 2016 to about 260% - 270 % currently . Peer group includes SSB, STBZ, HOMB, OZRK, PSTB, LION, PNFP, SFNC, UCBI, CSFL 15

Ameris Bancorp Press Release & Financial Highlights June 30, 2017